                                                                    Exhibit i(2)

                               CONSENT OF COUNSEL

          We consent to the reference to our Firm under the heading "Counsel and Independent Accountants" in Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The Tocqueville Trust as filed with the Securities and Exchange Commission on or about February 27, 2003.

/s/ PAUL, HASTINGS, JANOFSKY & WALKER LLP
PAUL, HASTINGS, JANOFSKY & WALKER LLP


New York, New York
February 27, 2003